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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)              August 7, 1997
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                                    STAPLES, INC.
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               (Exact Name of Registrant as Specified in its Charter)


                                      Delaware
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                   (State of Other Jurisdiction of Incorporation)

        0-17586                                       04-2896127
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(Commission File Number)                  (IRS Employer Identification No.)


One Research Drive, Westborough, Massachusetts                         01581
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(Address of principal executive offices)                          (Zip Code)


                                   (508) 370-8500
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                 Registrant's Telephone Number, Including Area Code


                                   Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On August 7, 1997, Staples, Inc., a Delaware corporation (the "Company") and Goldman, Sachs & Co. entered into an Underwriting Agreement relating to the issuance and sale by the Company from time to time of certain of its debt securities. A copy of the Underwriting Agreement is attached as
Exhibit 1 to this Current Report on Form 8-K.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

               See Index to Exhibits attached hereto.

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                                     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 1997                    STAPLES, INC.
                                        (Registrant)


                                        By: /s/ Peter M. Schwarzenbach
                                            --------------------------------
                                            Peter M. Schwarzenbach
                                            Vice President, General Counsel
                                               and Secretary
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                                  INDEX TO EXHIBITS
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Exhibit
Number
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  1        Underwriting Agreement dated August 7, 1997 between Staples, Inc.
           and Goldman, Sachs & Co.